UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: February 24, 2021

(Date of earliest event reported)

DEERE & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-4121	36-2382580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One John Deere Place

Moline, Illinois 61265

(Address of principal executive offices and zip code)

(309) 765-8000

(Registrant’s telephone number, including area code)

___________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $1 par value	DE	New York Stock Exchange
8½% Debentures Due 2022	DE22	New York Stock Exchange
6.55% Debentures Due 2028	DE28	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

(a)	The Company annual meeting of shareholders was held on February 24, 2021.

(b)	The voting results for each matter submitted to a vote of shareholders at the Company’s annual meeting are as follows:
1.	Annual Election of Directors

The following directors were elected for terms expiring at the annual meeting in 2022:

236,859,855
	Shares Voted For	Shares Voted Against	Abstain	Broker Non-Votes
Tamra A. Erwin	236,859,855	555,868	352,724	33,466,969
Alan C. Heuberger	236,709,794	717,924	340,729	33,466,969
Charles O. Holliday Jr.	235,181,014	2,251,401	336,032	33,466,969
Dipak C. Jain	230,162,250	7,256,307	349,890	33,466,969
Michael O. Johanns	235,844,320	1,565,972	358,155	33,466,969
Clayton M. Jones	225,554,920	9,125,463	3,088,064	33,466,969
John C. May	224,204,227	12,801,482	762,738	33,466,969
Gregory R. Page	221,401,140	16,033,052	334,255	33,466,969
Sherry M. Smith	228,816,984	8,616,652	334,811	33,466,969
Dmitri L. Stockton	232,651,415	4,784,552	332,480	33,466,969
Sheila G. Talton	236,517,100	910,097	341,250	33,466,969

2.	Advisory Vote on Executive Compensation

The shareholders approved, on an advisory (non-binding) basis, the compensation paid to the Company’s named executive officers disclosed in the Proxy Statement, including the Compensation Discussion & Analysis, the compensation tables and related disclosure, with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
222,810,355	14,038,750	919,342	33,466,969

3.	Ratification of Independent Registered Public Accounting Firm

Deloitte & Touche LLP was ratified as the Company’s independent registered public accounting firm for the 2021 fiscal year with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain
258,499,813	12,113,526	622,077

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

Number	Description of Exhibit
104	Cover Page Interactive Data File (the cover page XBRL tags are imbedded in the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEERE & COMPANY

	By:	/s/ Todd E. Davies
Todd E. Davies
Secretary

Dated: February 26, 2021

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